DEBT AND BORROWING ARRANGEMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Debt and Borrowing Arrangements Disclosure [Abstract]
Components of long-term debt
The Company's long-term debt consisted of the following (in millions, except average rate data):

	December 31, 2012		December 31, 2011
	Amount	Average Rate [1]	Amount	Average Rate[1]
U.S. dollar notes due 2013–2093	$13,407	1.7%	$12,270	1.9%
U.S. dollar debentures due 2017–2098	2,207	3.7	2,482	4.0
U.S. dollar zero coupon notes due 2020[2]	135	8.4	130	8.4
Other, due through 2098[3]	291	4.4	584	4.8
Fair value adjustment[4]	273	N/A	231	N/A
Total[5,6]	$16,313	2.1%	$15,697	2.3%
Less current portion	1,577		2,041
Long-term debt	$14,736		$13,656

[1]
These rates represent the weighted-average effective interest rate on the balances outstanding as of year end, as adjusted for the effects of interest rate swap agreements as well as fair value adjustments, if applicable. Refer to Note 5 for a more detailed discussion on interest rate management.

[2]	This amount is shown net of unamortized discounts of $36 million and $41 million as of December 31, 2012 and 2011, respectively.

[3]	As of December 31, 2012, the amount shown includes $90 million of debt instruments that are due through 2022.

[4]	Refer to Note 5 for additional information about our fair value hedging strategy.

[5]
As of December 31, 2012 and 2011, the fair value of our long-term debt, including the current portion, was $17,157 million and $16,360 million, respectively. The fair value of our long-term debt is estimated based on quoted prices for those or similar instruments.

[6]	The above notes and debentures include various restrictions, none of which is presently significant to our Company.

Schedule of Maturities of Long-term Debt	Maturities of long-term debt for the five years succeeding December 31, 2012, are as follows (in millions):

Maturities of Long-Term Debt
2013	$1,577
2014	2,633
2015	2,451
2016	1,705
2017	1,439